                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Service
Air Group, Inc. for the quarter ending September 30, 2004, I, Mohammad Sultan,
Chief Executive Officer and Chief Financial Officer of Service Air Group, Inc.
hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.   Such Quarterly Report of Form 10-QSB for the period ending September
          30, 2004, fully complies with the requirements of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2004, fairly represents in all material respects, the financial condition and results of operations of Service
          Air Group, Inc.
Dated:    May 30, 2007

Service Air Group, Inc.

By:  /s/ Mohammad Sultan
-----------------------------------------
Chief Executive Officer
Chief Financial Officer